Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

Robinson Alternative Yield Pre-Merger SPAC ETF
Trading Symbol: SPAX
listed on NYSE Arca, Inc.
Supplement dated December 17, 2021
to the Prospectus, Statement of Additional Information (“SAI”), and Summary Prospectus,
each dated June 21, 2021, as supplemented

Effective December 20, 2021, Toroso Investments, LLC (the “Adviser”), the investment adviser to the Robinson Alternative Yield Pre-Merger SPAC ETF (the “Fund”), has contractually agreed to reduce its unitary management fee from 0.85% to 0.50% of the Fund’s average daily net assets until at least December 19, 2022. In addition, the Fund is supplementing disclosure relating to the Fund’s principal investment strategies and principal risks.
The Fees and Expenses table and Expense Example on page 1 of each of the Prospectus and the Summary Prospectus are deleted and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.85%
Less: Fee Waiver	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver [2]	0.50%

1 Estimated for the current fiscal year.
2 The Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”)) to 0.50% of the Fund’s average daily net assets through at least December 19, 2022. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver will be higher than 0.50%. This agreement may be terminated only by, or with the consent of, the Tidal ETF Trust’s (the “Trust”) Board of Trustees (the “Board”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The management fee waiver discussed above is reflected only through December 19, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160
The following disclosure is added at the end of the fourth paragraph in the subsection titled “Principal Investment Strategies” of the Prospectus and Summary Prospectus:
If the Fund holds common stock of a SPAC that fails to complete a business combination in the pre-determined time frame, the Fund will be entitled to receive a pro rata share of the value of the trust account. Under normal market conditions, the Fund generally intends to hold between 75-100 SPAC positions at any given point in time.
The “General Market Risk” in the section titled “Additional Information About the Fund – Principal Risks of Investing in the Fund” on page 9 of the Prospectus is deleted and replaced with the following:
General Market Risk. Market risk may affect a single issuer, industry, or sector of the economy or the market as a whole. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.
The third paragraph in the section titled “Management - Adviser” on page 11 of the Prospectus is deleted and replaced with the following:
Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for Excluded Expenses. The Adviser has agreed to reduce its unitary management fee to 0.50% of the Fund’s average daily net assets through at least December 19, 2022. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver will be higher than 0.50%. This agreement may be terminated only by, or with the consent of, the Trust’s Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board.
Lastly, the second paragraph in the section titled “Investment Adviser” on page 17 of the SAI is deleted and replaced with the following:
Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For the services provided to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has agreed to reduce its unitary management fee to 0.50% of the Fund’s average daily net assets through at least December 19, 2022. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver will be higher than 0.50%. This agreement may be terminated only by, or with the consent of, the Trust’s Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board.
Please retain this Supplement with your Prospectus, SAI, and Summary Prospectus for future reference
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